                                      Exhibit 24

                                  POWER OF ATTORNEY



               We, the  undersigned officers  and directors of  The Stanley

          Works,  a Connecticut  corporation  (the  "Corporation"),  hereby severally constitute Stephen S. Weddle and Brenda Bemben our true and lawful attorneys with full power of substitution, to sign for us  and in  our  names in  the  capacities indicated  below,  the

          Registration  Statement  on Form  S-8  of  the Corporation  filed herewith, and any and all amendments thereto, and generally to do all  such things in our name and  on our behalf in our capacities as officers  and directors  to enable  the Corporation  to comply with  the provisions of the  Securities Act of  1933, as amended,

          all requirements  of the Securities and  Exchange Commission, and

          all  requirements  of any  other  applicable  law or  regulation,

          hereby  ratifying and  confirming our  signatures as they  may be signed  by our  said  attorneys,  or  either  of  them,  to  such

          Registration  Statement  and  any  and  all  amendments  thereto,

          including post-effective amendments.

          SIGNATURE                TITLE               DATE


                                   Chairman,           September 28, 1994
          Richard H. Ayers         Chief
                                   Executive Officer
                                   and Director


                                   Vice President,     September 28, 1994
          Richard Huck             Finance and Chief
                                   Financial Officer


                                   President            September 28, 1994
          R. Alan Hunter           and Chief Operating
                                   Officer

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           SIGNATURE                         TITLE               DATE



          Stillman B. Brown        Director            September 28, 1994
          Stillman B. Brown


          Edgar R. Fiedler         Director            September 28, 1994
          Edgar R. Fiedler


          James G. Kaiser          Director            September 28, 1994
          James G. Kaiser


          Eileen S. Kraus          Director            September 22, 1994
          Eileen S. Kraus


          Gerald A. Lamb           Director            September 28, 1994
          Gerald A. Lamb


          George A. Lorch          Director            September 28, 1994
          George A. Lorch


          Walter J. McNerney       Director            September 28, 1994
          Walter J. McNerney


          Gertrude G. Michelson    Director            September 28, 1994
          Gertrude G. Michelson


          John S. Scott            Director            September 28, 1994
          John S. Scott


          Hugo E. Uyterhoeven      Director            September 22, 1994
          Hugo E. Uyterhoeven


          Walter W. Williams       Director            September 28, 1994
          Walter W. Williams